Exhibit 10.2

BODY CENTRAL CORP.

AMENDED AND RESTATED 2006 EQUITY INCENTIVE PLAN

BODY CENTRAL CORP.

AMENDED AND RESTATED 2006 EQUITY INCENTIVE PLAN

1.                                      Purpose

This Plan is intended to encourage ownership of Common Stock by employees, consultants and directors of the Company and its Affiliates and to provide additional incentive for them to promote the success of the Company’s business.  The Plan is intended to be an incentive stock option plan within the meaning of Section 422 of the Code but not all Options granted hereunder are required to be Incentive Options.

2.                                      Definitions

As used in the Plan the following terms shall have the respective meanings set out below, unless the context clearly requires otherwise:

2.1                                 “Accelerate”, “Accelerated”, and “Acceleration”, when used with respect to an Option, means that as of the time of reference such Option will become exercisable with respect to some or all of the shares of Common Stock for which it was not then otherwise exercisable by its terms.

2.2                                 “Affiliate” means any corporation, partnership, limited liability company, business trust, or other person or entity controlling, controlled by or under common control with the Company.

2.3                                 “Award” means any grant pursuant to the Plan of an Option.

2.4                                 “Board” means the Company’s board of directors.

2.5                                 “Change of Control” means the occurrence of any of the following after the date of the approval of the Plan by the Board:

(a)                                  a Transaction (as defined in Section 8.3), unless securities possessing more than 50% of the total combined voting power of the survivor’s or acquiror’s outstanding securities (or the securities of any parent thereof) are held by a person or persons who held securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities immediately prior to that transaction, or

(b)                                 any person or group of persons (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended and in effect from time to time) directly or indirectly acquires, including but not limited to by means of a merger or consolidation, beneficial ownership (determined pursuant to Securities and Exchange Commission Rule 13d-3 promulgated under the said Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities unless pursuant to a tender or exchange offer made directly to the Company’s stockholders that the Board recommends such stockholders accept, other than (i) the Company or an Affiliate, (ii) an employee benefit plan of the Company or any of its Affiliates, (iii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, or (iv) an underwriter temporarily holding securities pursuant to an offering of such securities, or

(c)                                  over a period of thirty-six (36) consecutive months or less, there is a change in the composition of the Board such that a majority of the Board members (rounded up to the next whole number, if a fraction) ceases, by reason of one or more proxy contests for the election of Board members, to be composed of individuals who either (i) have been Board members continuously since the beginning of that period, or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in the preceding clause (i) who were still in office at the time that election or nomination was approved by the Board; or

(d)                                 a majority of the Board votes in favor of a decision that a Change of Control has occurred.

2.6                                 “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto, and any regulations issued from time to time thereunder.

2.7                                 “Committee” means the Compensation Committee of the Board, which in general is responsible for the administration of the Plan, as provided in Section 5 of this Plan.  For any period during which no such committee is in existence “Committee” shall mean the Board and all authority and responsibility assigned to the Committee under the Plan shall be exercised, if at all, by the Board.

2.8                                 “Common Stock” means common stock, par value $0.001 per share, of the Company.

2.9                                 “Company” means Body Central Corp., a corporation organized under the laws of the State of Delaware.

2.10                           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.11                           “Grant Date” means the date as of which an Option is granted, as determined under Section 7.1.

2.12                           “Incentive Option” means an Option which by its terms is to be treated as an “incentive stock option” within the meaning of Section 422 of the Code.

2.13                           “Market Value” means the value of a share of Common Stock on a particular date determined by such methods or procedures as may be established by the Committee.  Unless otherwise determined by the Committee, the Market Value of Common Stock as of any date is the closing price for the Common Stock as reported on The NASDAQ Global Market (or on any other national securities exchange on which the Common Stock is then listed) for that date or, if no closing price is reported for that date, the closing price on the next preceding date for which a closing price was reported.  For purposes of Awards effective as of the effective date of the Company’s initial public offering, Market Value of Common Stock shall be the price at which the Company’s Common Stock is offered to the public in its initial public offering.

2.14                           “Nonstatutory Option” means any Option that is not an Incentive Option.

2.15                           “Option” means an option to purchase shares of Common Stock.

2.16                           “Option Agreement” means an agreement between the Company and the recipient of an Award, or other notice of grant of an Award, setting forth the terms and conditions of the Award.

2.17                           “Optionee” means a person to whom an Option shall have been initially granted under the Plan.

2.18                           “Plan” means this Amended and Restated 2006 Equity Incentive Plan of the Company, as amended and in effect from time to time, and including any attachments or addenda hereto.

2.19                           “Securities Act” means the Securities Act of 1933, as amended.

2.20                           “Ten Percent Owner” means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code).  Whether a person is a Ten Percent Owner shall be determined with respect to an Option based on the facts existing immediately prior to the Grant Date of the Option.

3.                                      Term of the Plan

Unless the Plan shall have been earlier terminated by the Board, Awards may be granted under this Plan at any time in the period commencing on the effective date of approval of the Plan by the Board and ending immediately prior to the tenth anniversary of the earlier of the adoption of the Plan by the Board or approval of the Plan by the Company’s stockholders.  Awards granted pursuant to the Plan within such period shall not expire solely by reason of the termination of the Plan.  Awards of Incentive Options granted prior to stockholder approval of the Plan are hereby expressly conditioned upon such approval.

4.                                      Stock Subject to the Plan

Subject to the provisions of Section 8 of the Plan, at no time shall the number of shares of Common Stock issued pursuant to or subject to outstanding Awards granted under the Plan (including, without limitation, pursuant to Incentive Options), exceed 64,800 shares of Common Stock.  For purposes of applying the foregoing limitation, settlement of any Award shall not count against the foregoing limitations except to the extent settled in the form of Common Stock and, without limiting the generality of the foregoing:

(a) if any Option expires, terminates, or is cancelled for any reason without having been exercised in full the shares not purchased by the Optionee shall again be available for Options thereafter to be granted under the Plan;

(b) if any Option is exercised by delivering previously owned shares of Common Stock in payment of the exercise price therefor, only the net number of shares, that is, the number of shares of Common Stock issued minus the number received by the Company in payment of the exercise price, shall be considered to have been issued pursuant to an Award granted under the Plan; and

(c) any shares of Common Stock either tendered or withheld in satisfaction of tax withholding obligations of the Company or an Affiliate shall again be available for issuance under the Plan.

Shares of Common Stock issued pursuant to the Plan may be either authorized but unissued shares or shares held by the Company in its treasury.  For the avoidance of doubt, all share numbers herein give effect to the Company’s [•]-for-[•] stock split that occurred in connection with the Company’s initial public offering.

5.                                      Administration

The Plan shall be administered by the Committee; provided, however, that at any time and on any one or more occasions the Board may itself exercise any of the powers and responsibilities assigned the Committee under the Plan and when so acting shall have the benefit of all of the provisions of the Plan pertaining to the Committee’s exercise of its authorities hereunder; and provided further, however, that the Committee may delegate to an executive officer or officers the authority to grant Awards hereunder to employees who are not officers, and to consultants, in accordance with such guidelines as the Committee shall set forth at any time or from time to time.  Subject to the provisions of the Plan, the Committee shall have complete authority, in its discretion, to make or to select the manner of making all determinations with respect to each Award to be granted by the Company under the Plan in addition to any other determination allowed the Committee under the Plan including, without limitation: (a) the employee, consultant or director to receive the Option; (b) the form of Option Agreement; (c) whether an Option (if granted to an employee) will be an Incentive Option or a Nonstatutory Option; (d) the time of granting an Option; (e) the number of shares subject to an Option; (f) the exercise price of an Option and the method of payment of such exercise price or such purchase price; (g) the term of an Option; (h) the exercise date or dates of an Option and any acceleration thereof; and (i) the effect of termination of any employment, consulting or Board member relationship with the Company or any of its Affiliates on the subsequent exercisability of an Option.  In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees, consultants and directors, their present and potential contributions to the success of the Company and its Affiliates, and such other factors as the Committee in its discretion shall deem relevant.  Subject to the provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Option Agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan.  The Committee’s determinations made in good faith on matters referred to in this Plan shall be final, binding and conclusive on all persons having or claiming any interest under the Plan or an Award made pursuant hereto.

6.                                      Authorization and Eligibility of Grants

6.1                                 Eligibility.  The Committee may grant from time to time and at any time prior to the termination of the Plan one or more Options, either alone or in combination with any other Options, to any employee of or consultant to one or more of the Company and its Affiliates or to any non-employee member of the Board or of any board of directors (or similar governing authority) of any Affiliate.  However, only employees of the Company, and of any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code, shall be eligible for the grant of an Incentive Option.  Further, in no event shall the number of shares of Common Stock covered by Options granted to any one person in any one calendar year exceed 16,200 shares of Common Stock subject to adjustment pursuant to Section 8 of the Plan.

6.2                                 General Terms of Awards.  Each grant of an Option shall be subject to all applicable terms and conditions of the Plan (including but not limited to any specific terms and conditions applicable to that type of Option set out in the following Section 7), and such other terms and conditions, not inconsistent with the terms of the Plan, as the Committee may prescribe.  No prospective Optionee shall have any rights with respect to an Option, unless and until such Optionee has executed an Option Agreement evidencing the Option, delivered a fully executed copy thereof to the Company, and otherwise complied with the applicable terms and conditions of such Option.

7.                                      Specific Terms of Options

7.1                                 Date of Grant.  The granting of an Option shall take place at the time specified in the Option Agreement.  Only if expressly so provided in the applicable Option Agreement shall the Grant Date be the date on which the Option Agreement shall have been duly executed and delivered by the Company and the Optionee.

7.2                                 Exercise Price.  The price at which shares of Common Stock may be acquired under each Incentive Option shall be not less than 100% of the Market Value of Common Stock on the Grant Date, or not less than 110% of the Market Value of Common Stock on the Grant Date if the Optionee is a Ten Percent Owner.  The price at which shares of Common Stock may be acquired under each Nonstatutory Option shall be not less than 100% of the Market Value of Common Stock on the Grant Date.

7.3                                 Option Period.  No Incentive Option may be exercised on or after the tenth anniversary of the Grant Date, or on or after the fifth anniversary of the Grant Date if the Optionee is a Ten Percent Owner.  No Nonstatutory Option may be exercised on or after the tenth anniversary of the Grant Date.

7.4                                 Exercisability.  An Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine.  In the case of an Option not otherwise immediately exercisable in full, the Committee may Accelerate such Option in whole or in part at any time; provided, however, that in the case of an Incentive Option, any such Acceleration of such Incentive Option would not cause such Incentive Option to fail to comply with the provisions of Section 422 of the Code or the Optionee consents to such Acceleration.

7.5                                 Effect of Termination of Employment, Consulting or Board Member Relationship.  Unless the Committee shall provide otherwise with respect to any Option, if the Optionee’s employment, consulting, Board member relationship or other association with the Company and its Affiliates ends for any reason, including because an entity with which the Optionee has an employment, consulting or Board member relationship ceases to be an Affiliate of the Company, any outstanding Option held by an Optionee shall cease to be exercisable in any respect not later than ninety (90) days following that event and, for the period it remains exercisable following that event, shall be exercisable only to the extent exercisable at the date of that event.  Cessation of the performance of services in one capacity, for example, as an employee, shall not result in termination of an Award while the Optionee continues to perform services in another capacity, for example as a director. Military or sick leave or other bona fide leave shall not be deemed a termination of employment or other association, provided that it does not exceed the longer of ninety (90) days or the period during which the absent Optionee’s reemployment rights, if any, are guaranteed by statute or by contract. To the extent consistent with applicable law, the Committee may provide that Awards continue to vest for some or all of the period of any such leave, or that their vesting shall be tolled during any such leave and only recommence upon the Optionee’s return from leave, if ever.

7.6                                 Non-Transferability.  Except as otherwise provided in this Section 7.6, Options shall not be transferable, and no Option or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.  Except as otherwise provided in this Section 7.6, all of an Optionee’s rights in any Option may be exercised during the life of the Optionee only by the Optionee or the Optionee’s legal representative.  However, the Committee may, at or after the grant of a Nonstatutory Option, provide that such Option may be transferred by the recipient to a family member; provided, however, that any such transfer is without payment of any consideration whatsoever and that no transfer of an Option shall be valid unless first approved by the Committee, acting in its sole discretion.  For this purpose, “family member” means any child, stepchild, grandchild, parent, grandparent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Optionee’s household (other than a tenant or employee), a trust in which the foregoing persons have more than fifty (50) percent of the beneficial interests, a foundation in which the foregoing persons (or the Optionee) control the management of assets, and any other entity in which these persons (or the Optionee) own more than fifty (50) percent of the voting interests.

7.7                                 Method of Exercise.  An Option may be exercised by an Optionee giving written notice, in the manner provided in Section 17, specifying the number of shares of Common Stock with respect to which the Option is then being exercised.  The notice shall be accompanied by payment in the form of cash or check payable to the order of the Company in an amount equal to the exercise price of the shares of Common Stock to be purchased, or, subject in each instance to the Committee’s approval, acting in its sole discretion, and to such conditions, if any, as the Committee may deem necessary to avoid adverse accounting effects to the Company,

(a)                                  by delivery to the Company of shares of Common Stock having a Market Value equal to the exercise price of the shares to be purchased, or

(b)                                 by surrender of the Option as to all or part of the shares of Common Stock for which the Option is then exercisable in exchange for shares of Common Stock having an aggregate Market Value equal to the difference between (1) the aggregate Market Value of the surrendered portion of the Option, and (2) the aggregate exercise price under the Option for the surrendered portion of the Option.

If the Common Stock is traded on an established market, payment of any exercise price may also be made through and under the terms and conditions of any formal cashless exercise program authorized by the Company entailing the sale of the Common Stock subject to any Option in a brokered transaction (other than to the Company).  Receipt by the Company of such notice and payment in any authorized means shall constitute the exercise of the Option.  Within thirty (30) days thereafter but subject to the remaining provisions of the Plan, the Company shall deliver or cause to be delivered to the Optionee or his agent a certificate or certificates for the number of shares then being purchased.  Such shares of Common Stock shall be fully paid and nonassessable.

7.8                                 Limit on Incentive Option Characterization.  An Incentive Option shall be considered to be an Incentive Option only to the extent that the number of shares of Common Stock for which the Option first becomes exercisable in a calendar year do not have an aggregate Market Value (as of the date of the grant of the Option) in excess of the “current limit”.  The current limit for any Optionee for any calendar year shall be $100,000 minus the aggregate Market Value at the date of grant of the number of shares of Common Stock available for purchase for the first time in the same year under each other Incentive Option previously granted to the Optionee under the Plan, and under each other incentive stock option previously granted to the Optionee under any other incentive stock option plan of the Company and its Affiliates, after December 31, 1986.  Any shares of Common Stock which would cause the foregoing limit to be violated shall be deemed to have been granted under a separate Nonstatutory Option, otherwise identical in its terms to those of the Incentive Option.

7.9                                 Notification of Disposition.  Each person exercising any Incentive Option granted under the Plan shall be deemed to have covenanted with the Company to report to the Company any disposition of such shares of Common Stock issued upon such exercise prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code and, if and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, to remit to the Company an amount in cash sufficient to satisfy those requirements.

7.10                           Rights Pending Exercise.  No person holding an Option shall be deemed for any purpose to be a stockholder of the Company with respect to any of the shares of Common Stock issuable pursuant to his Option, except to the extent that the Option shall have been exercised with respect thereto and, in addition, a certificate shall have been issued therefor and delivered to such holder or his agent.

7.11                           Awards to Optionees Outside the United States.  The Committee may modify the terms of any Award under the Plan granted to an Optionee who is, at the time of grant or during the term of the Award, resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that the Award shall conform to laws, regulations, and customs of the country in which the Optionee is then resident or primarily employed, or so that the value and other benefits of the Award to the Optionee, as affected by foreign tax laws and other restrictions applicable as a result of the Optionee’s residence or employment abroad, shall be comparable to the value of such an Award to an Optionee who is resident or primarily employed in the United States.  The Committee may establish supplements to, or amendments, restatements, or alternative versions of the Plan for the purpose of granting and administrating any such modified Award.  No such modification, supplement, amendment, restatement or alternative version may increase the share limit of Section 4.

8.                                      Adjustment Provisions

8.1                                 Adjustment for Corporate Actions.  All of the share numbers set forth in the Plan reflect the capital structure of the Company as of [insert date].  Subject to the provisions of Section 8.2, if subsequent to such date the outstanding shares of Common Stock (or any other securities covered by the Plan by reason of the prior application of this Section) are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other distribution with respect to such shares of Common Stock, or other securities, an appropriate and proportionate adjustment will be made in (i) the maximum numbers and kinds of shares provided in Section 4, (ii) the numbers and kinds of shares or other securities subject to the then outstanding Options, and (iii) the exercise price for each share or other unit of any other securities subject to then outstanding Options (without change in the aggregate purchase price as to which such Options remain exercisable).

8.2                                 Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. In the event of any corporate action not specifically covered by the preceding Section, including but not limited to an extraordinary cash distribution on Common Stock, a corporate separation or other reorganization or liquidation, the Committee may make such adjustment of outstanding Awards and their terms, if any, as it, in its sole discretion, may deem equitable and appropriate in the circumstances.  The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in this Section) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

8.3                                 Transactions.

(a)                                  Definition of Transaction. In this Section 8.3, “Transaction” means (1) any merger or consolidation of the Company with or into another entity as a result of which the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (2) any sale or exchange of all of the Common Stock of the Company for cash, securities or other property, (3) any sale, transfer, or other disposition of all or substantially all of the Company’s assets to one or more other persons in a single transaction or series of related transactions or (4) any liquidation or dissolution of the Company.

(b)                                 Treatment of Options. In a Transaction, the Committee may take any one or more of the following actions as to all or any (or any portion of) outstanding Options.

(1)                                  Provide that such Options shall be assumed, or substantially equivalent rights shall be provided in substitution therefore, by the acquiring or succeeding entity (or an affiliate thereof).

(2)                                  Upon written notice to the holders, provide that the holders’ unexercised Options will terminate immediately prior to the consummation of such Transaction unless exercised within a specified period following the date of such notice.

(3)                                  Provide that outstanding Options shall become exercisable in whole or in part prior to or upon the Transaction.

(4)                                  Provide for cash payments, net of applicable tax withholdings, to be made to holders equal to the excess, if any, of (A) the acquisition price times the number of shares of Common Stock subject to an Option (to the extent the exercise price does not exceed the acquisition price) over (B) the aggregate exercise price for all such shares of Common Stock subject to the Option, in exchange for the termination of such Option; provided, that if the acquisition price does not exceed the exercise price of any such Option, the Committee may cancel that Option without the payment of any consideration therefor prior to or upon the Transaction.  For this purpose, “acquisition price” means the amount of cash, and market value of any other consideration, received in payment for a share of Common Stock surrendered in a Transaction.

(5)                                  Provide that, in connection with a liquidation or dissolution of the Company, Options shall convert into the right to receive liquidation proceeds net of the exercise price thereof and any applicable tax withholdings.

(6)                                  Any combination of the foregoing.

For purposes of paragraph (1) above, an Option shall be considered assumed, or a substantially equivalent right shall be considered to have been provided in substitution therefor, if following consummation of the Transaction the Option confers the right to purchase or receive the value of, for each share of Common Stock subject to the Option immediately prior to the consummation of the Transaction, the consideration (whether cash, securities or other property) received as a result of the Transaction by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Transaction is not solely common stock (or its equivalent) of the acquiring or succeeding entity (or an affiliate thereof), the Committee may provide for the consideration to be received upon the exercise of an Option to consist of or be based on solely common stock (or its equivalent) of the acquiring or succeeding entity (or an affiliate thereof) equivalent in value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Transaction.

(c)                                  Related Matters. In taking any of the actions permitted under this Section 8.3, the Committee shall not be obligated to treat all Awards, all Awards held by an Optionee, or all Awards of the same type, identically. Any determinations required to carry out the foregoing provisions of this Section 8.3, including but not limited to the market value of other consideration received by holders of Common Stock in a Transaction and whether substantially equivalent Options have been substituted, shall be made by the Committee acting in its sole discretion.

None of the foregoing shall apply, however, (i) in the case of any Award pursuant to an Option Agreement requiring other or additional terms upon a Change of Control (or similar event), or (ii) if specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges.

8.4                                 Related Matters.  Any adjustment in Options made pursuant to this Section 8 shall be determined and made, if at all, by the Committee, acting it is sole discretion, and shall include any correlative modification of terms, including of exercise prices, rates of vesting or exercisability, which the Committee may deem necessary or appropriate so as to ensure that the rights of the Optionees in their respective Options are not substantially diminished nor enlarged as a result of the adjustment and corporate action other than as expressly contemplated in this Section 8.  The Committee, in its sole discretion, may determine that no fraction of a share shall be purchasable or deliverable upon exercise, and in the event any adjustment hereunder of the number of shares covered by an Option shall cause such number to include a fraction of a share, such number of shares shall be adjusted to the nearest smaller whole number of shares.  No adjustment of an Option exercise price per share pursuant to this Section 8 shall result in an exercise price which is less than the par value of the Common Stock.

9.                                      Settlement of Options

9.1                                 In General.  Options shall be settled in accordance with their terms.

9.2                                 Violation of Law.  Notwithstanding any other provision of the Plan or the relevant Option Agreement, if, at any time, in the reasonable opinion of the Company, the issuance of shares of Common Stock covered by an Option may constitute a violation of law, then the Company may delay such issuance and the delivery of a certificate for such shares until (i) approval shall have been obtained from such governmental agencies, other than the Securities and Exchange Commission, as may be required under any applicable law, rule, or regulation and (ii) in the case where such issuance would constitute a violation of a law administered by or a regulation of the Securities and Exchange Commission, one of the following conditions shall have been satisfied:

(a)                                  the shares of Common Stock are at the time of the issue of such shares effectively registered under the Securities Act; or

(b)                                 the Company shall have determined, on such basis as it deems appropriate (including an opinion of counsel in form and substance satisfactory to the Company) that the sale, transfer, assignment, pledge, encumbrance or other disposition of such shares does not require registration under the Securities Act or any applicable state securities laws.

The Company shall make all reasonable efforts to bring about the occurrence of said events.

9.3                                 Corporate Restrictions on Rights in Common Stock.  Any Common Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the Third Amended and Restated Certificate of Incorporation and the Amended and Restated By-Laws of the Company, each as amended and in effect from time to time.  Whenever Common Stock is to be issued pursuant to an Option, if the Committee so directs at or after the time of grant, the Company shall be under no obligation, notwithstanding any other provision of the Plan or the relevant Option Agreement to the contrary, to issue such shares until such time, if ever, as the recipient of the Option (and any person who exercises any Option, in whole or in part), shall have become a party to and bound by any agreement that the Committee shall require in its sole discretion.  In addition, any Common Stock to be issued pursuant to Options granted under the Plan shall be subject to all stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

9.4                                 Investment Representations.  The Company shall be under no obligation to issue any shares covered by an Option unless the shares to be issued pursuant to Options granted under the Plan have been effectively registered under the Securities Act or the Optionee shall have made such written representations to the Company (upon which the Company believes it may reasonably rely) as the Company may deem necessary or appropriate for purposes of confirming that the issuance of such shares will be exempt from the registration requirements of that Act and any applicable state securities laws and otherwise in compliance with all applicable laws, rules and regulations, including but not limited to that the Optionee is acquiring shares for his or her own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such shares.

9.5                                 Registration.  If the Company shall deem it necessary or desirable to register under the Securities Act or other applicable statutes any shares of Common Stock issued or to be issued pursuant to Options granted under the Plan, or to qualify any such shares of Common Stock for exemption from the Securities Act or other applicable statutes, then the Company shall take such action at its own expense.  The Company may require from each recipient of an Option, or each holder of shares of Common Stock acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors from such holder against all losses, claims, damage and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

9.6                                 Lock-Up.  Without the prior written consent of the Company or the managing underwriter in any public offering of shares of Common Stock, no Optionee shall sell, make any short sale of, loan, grant any option for the purchase of, pledge or otherwise encumber, or otherwise dispose of, any shares of Common Stock during the one hundred-eighty (180) day period commencing on the effective date of the registration statement relating to any underwritten public offering of securities of the Company.  The foregoing restrictions are intended and shall be construed so as to preclude any Optionee from engaging in any hedging or other transaction that is designed to or reasonably could be expected to lead to, or result in, a sale or disposition of any shares of Common Stock during such period even if such shares of Common Stock are or would be disposed of by someone other than such Optionee.  Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any shares of Common Stock or with respect to any security that includes, relates to, or derives any significant part of its value from any shares of Common Stock.  Without limiting the generality of the foregoing provisions of this Section 9.6, if, in connection with any underwritten public offering of securities of the Company, the managing underwriter of such offering requires that the Company’s directors and officers enter into a lock-up agreement containing provisions that are more restrictive than the provisions set forth in the preceding sentence, then (a) each Optionee (regardless of whether or not such Optionee has complied or complies with the provisions of clause (b) below) shall be bound by, and shall be deemed to have agreed to, the same lock-up terms as those to which the Company’s directors and officers are required to adhere; and (b) at the request of the Company or such managing underwriter, each Optionee shall execute and deliver a lock-up agreement in form and substance equivalent to that which is required to be executed by the Company’s directors and officers.

9.7                                 Placement of Legends; Stop Orders; Etc.  Each share of Common Stock to be issued pursuant to Options granted under the Plan may bear a reference to the investment representations made in accordance with Section 9.4 in addition to any other applicable restrictions under the Plan, the terms of the Option and, if applicable, under any agreement between the Company and any Optionee, and to the fact that no registration statement has been filed with the Securities and Exchange Commission in respect to such shares of Common Stock.  All certificates for shares of Common Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

9.8                                 Tax Withholding.  Whenever shares of Common Stock are issued or to be issued pursuant to Options granted under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state, local or other withholding tax requirements if, when, and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates for such shares.  The obligations of the Company under the Plan shall be conditional on satisfaction of all such withholding obligations and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the recipient of an Option.  However, in such cases Optionees may elect, subject to the approval of the Committee, acting in its sole discretion, to satisfy an applicable withholding requirement, in whole or in part, by having the Company withhold shares to satisfy their tax obligations.  Optionees may only elect to have shares withheld having a Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction.  All elections shall be irrevocable, made in writing, signed by the Optionee, and shall be subject to any restrictions or limitations that the Committee deems appropriate.

10.                               Reservation of Common Stock

The Company shall at all times during the term of the Plan and any outstanding Options granted hereunder reserve or otherwise keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan (if then in effect) and such Options and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

11.                               No Special Service Rights

Nothing contained in the Plan or in any Option Agreement shall confer upon any recipient of an Option any right with respect to the continuation of his or her employment, consulting, Board member relationship or other association with the Company (or any Affiliate), or interfere in any way with the right of the Company (or any Affiliate), subject to the terms of any separate employment, consulting or Board member agreement or provision of law or corporate articles or by-laws to the contrary, at any time to terminate such employment, consulting or Board member agreement or to increase or decrease, or otherwise adjust, the other terms and conditions of the recipient’s employment, consulting, Board member relationship or other association with the Company and its Affiliates.

12.                               Unfunded Status of Plan

The Plan is intended to constitute an “unfunded” plan for incentive compensation, and the Plan is not intended to constitute a plan subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.  With respect to any payments not yet made to an Optionee by the Company, nothing contained herein shall give any such Optionee any rights that are greater than those of a general creditor of the Company.  In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or payments with respect to Options, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

13.                               Nonexclusivity of the Plan

Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options other than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

14.                               No Guarantee of Tax Consequences

Neither the Company nor any Affiliate, nor any director, officer, agent, representative or employee of either, guarantees to the Optionee or any other person any particular tax consequences as a result of the grant of, exercise of rights under, or payment in respect of an Award, including but not limited to that an Option granted as an Incentive Option has or will qualify as an “incentive stock option” within the meaning of Section 422 of the Code or that the provisions and penalties of Section 409A of the Code, pertaining to non-qualified plans of deferred compensation, will or will not apply.

15.                               Termination and Amendment of the Plan.

Subject to the limitations contained in Section 15.2 below, including specifically the requirement of stockholder approval if applicable, the Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable.  Unless the Board otherwise expressly provides, no amendment of the Plan shall affect the terms of any Award outstanding on the date of such amendment.

15.1                           Termination or Amendment of Outstanding Awards; Assumptions. Subject to the limitations contained in Section 15.2 below, including specifically the requirement of stockholder approval if applicable, the Committee may at any time:

(a)                                  amend the terms of any Award theretofore granted, prospectively or retroactively, provided that the Award as amended is consistent with the terms of the Plan;

(b)                                 accept the cancellation of outstanding Awards or of outstanding stock options or other equity-based compensation awards granted by another issuer in return for the grant of new Awards for the same or a different number of shares of Common Stock and on the same or different terms and conditions (including but not limited to the exercise price of any Option); and

(c)(i)                       offer to buy out for a payment in cash or cash equivalents an Award previously granted or (ii) authorize the recipient of an Award to elect to cash out an Award previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

15.2                           Limitations on Amendments, Etc.  Without the approval of the Company’s stockholders, no amendment or modification of the Plan by the Board may (i) increase the number of shares of Common Stock which may be issued under the Plan, (ii) change the description of the persons eligible for Awards, or (iii) effect any other change for which stockholder approval is required by law or the rules of any relevant stock exchange.  Furthermore, except in connection with a corporate transaction involving the Company, the terms of outstanding Options may not be amended to reduce their exercise price, nor may outstanding Options be cancelled in exchange for cash or for Options with exercise prices that are less than the exercise prices of the original Options, without stockholder approval.

No amendment or modification of the Plan by the Board, or of an outstanding Award by the Committee, shall impair the rights of the recipient of any Award outstanding on the date of such amendment or modification or such Award, as the case may be, without the Optionee’s consent; provided, however, that no such consent shall be required if (i) the Board or Committee, as the case may be, determines in its sole discretion and prior to the date of any Change of Control that such amendment or alteration either is required or advisable in order for the Company, the Plan or the Award to satisfy any law or regulation, including without limitation the provisions of Section 409A of the Code, or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard, or (ii) the Board or Committee, as the case may be, determines in its sole discretion and prior to the date of any Change of Control that such amendment or alteration is not reasonably likely to significantly diminish the benefits provided under the Award, or that any such diminution has been adequately compensated.

16.                                 Interpretation of the Plan

In the event of any conflict between the provisions of this Plan and the provisions of any applicable Option Agreement, the provisions of this Plan shall control, except if and to the extent that the conflicting provision in such Option Agreement was authorized and approved by the Committee at the time of the grant of the Option evidenced by such Option Agreement or is ratified by the Committee at any time subsequent to the grant of such Option, in which case the conflicting provision in such Option Agreement shall control.  Without limiting the generality of the foregoing provisions of this Section 16, insofar as possible the provisions of the Plan and such Option Agreement shall be construed so as to give full force and effect to all such provisions.  In the event of any conflict between the provisions of this Plan and the provisions of any other agreement between the Company and the Optionee, the provisions of such agreement shall control except as required to fulfill the intention that this Plan constitute an incentive stock option plan within the meaning of Section 422 of the Code, but insofar as possible the provisions of the Plan and any such agreement shall be construed so as to give full force and effect to all such provisions.

17.                               Notices and Other Communications

Any notice, demand, request or other communication hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by regular, certified or overnight mail, addressed or telecopied, as the case may be, (i) if to the recipient of an Option, at his or her residence address last filed with the Company and (ii) if to the Company, at its principal place of business, addressed to the attention of its Chief Executive Officer, or to such other address or telecopier number, as the case may be, as the addressee may have designated by notice to the addressor.  All such notices, requests, demands and other communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of mailing, when received by the addressee; and (iii) in the case of facsimile transmission, when confirmed by facsimile machine report.

18.                               Governing Law

The Plan and all Option Agreements and actions taken thereunder shall be governed, interpreted and enforced in accordance with the laws of the State of Delaware, without regard to the conflict of laws principles thereof.